SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TeleTech Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT FROM THE AUDIT COMMITTEE
INDEPENDENT AUDIT FEES FOR 2005
PERFORMANCE GRAPH
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
GENERAL INFORMATION
IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
OTHER BUSINESS

TELETECH HOLDINGS, INC.
9197 S. Peoria Street
Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of stockholders of TeleTech Holdings, Inc., a Delaware corporation, will be held at 9197 S. Peoria Street, Englewood, Colorado 80112 on Thursday, May 25, 2006, at 10:00 a.m., local time, for the following purposes:

1. To elect six directors to serve until the next Annual Meeting of stockholders or until their successors are duly elected and qualified (see page 5);

2. To ratify the appointment of Ernst & Young LLP as our independent auditor for 2006 (see page 18); and

3. To transact such other business as may properly come before the Annual Meeting.

The record date for the Annual Meeting is April 3, 2006. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

Christy T. O’Connor
Vice President, Assistant General Counsel and
Secretary

Englewood, Colorado
April 14, 2006

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

TELETECH HOLDINGS, INC.
9197 S. Peoria Street,
Englewood, Colorado 80112

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 25, 2006

The Board of Directors of TeleTech Holdings, Inc., a Delaware corporation (“TeleTech,” the “Company,” “we,” “us,” or “our”) is soliciting proxies to be used at our Annual Meeting of stockholders to be held at 10:00 a.m. on May 25, 2006, at TeleTech Holdings, Inc.’s Principal Offices located at 9197 S. Peoria Street, Englewood, Colorado 80112. This proxy statement contains important information regarding TeleTech’s Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures.

A number of abbreviations are used in this Proxy Statement. The term “proxy materials” includes this proxy statement, the enclosed proxy card, and TeleTech’s Annual Report for 2005.

The Board of Directors is sending these proxy materials on or about April  21, 2006.

Who Can Vote

Stockholders of record at the close of business on April 3, 2006 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had approximately 69,316,807 issued and outstanding shares of common stock, which were held by approximately 259 record holders. If you hold shares in a stock brokerage account or by a nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or nominee, who is considered the record holder with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. Your broker or nominee has enclosed a voting instruction card for you to use. You are urged to vote by proxy regardless of whether you attend the Annual Meeting.

How You Can Vote

You can vote your shares if you are represented by proxy or present in person at the Annual Meeting. If you hold your shares through your broker in “street name,” you may direct your broker or nominee to vote by proxy, but you may not vote in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. If you return a properly signed proxy card, we will vote your shares as you direct. If your proxy card does not specify how you want to vote your shares, we will vote your shares “FOR” the election of all nominees for director and as recommended by the Board with regard to all other matters.

You can also vote your shares electronically as follows:

VOTE BY INTERNET	VOTE BY TELEPHONE

http://www.proxyvote.com 24 hours a day/7 days a week	(800) 690-6903 via touch tone phone toll-free 24 hours a day/7 days a week

INSTRUCTIONS:	INSTRUCTIONS:

Read the accompanying Proxy Statement. Have your 12-digit control number located on your proxy card available.	Read the accompanying Proxy Statement.
Call toll-free (800) 690-6903
Point your browser to http://www.proxyvote.com	You will be asked to enter your 12-digit control number located on your proxy card.
and follow the instructions to cast your vote. You can also register to receive all future shareholder communications electronically, instead of in print. This means that the annual report, proxy statement, and other correspondence will be delivered to you electronically via e-mail.

Votes submitted via the Internet or by telephone must be cast by 12:00 a.m. EDT on May 24, 2006. Votes submitted by mail must be received on or before May 19, 2006. Submitting your vote by mail, telephone or via the Internet will not affect your right to vote in person if you decide to attend the 2006 Annual Meeting.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

Revocation of Proxies

You can revoke your proxy at any time before it is voted at the Annual Meeting by any of the following three methods:

•	by voting in person at the Annual Meeting;

•	by delivering to the Company’s Secretary a written notice of revocation dated after the proxy; or

•	by delivering another proxy dated after the previous proxy.

Required Votes

Each share of common stock has one vote on all matters properly brought before the Annual Meeting. In order to conduct business at the Annual Meeting, a quorum of a majority of the outstanding shares of common stock entitled to vote as of the Record Date must be present in person or represented by proxy. The affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, will be necessary for the election of directors. The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be necessary for approval of the other Company proposals.

Kenneth D. Tuchman, Chairman and Chief Executive Officer of the Company and the beneficial owner of approximately 53.8% of the shares of common stock entitled to vote at the meeting, has indicated that he intends to vote for all persons nominated by the Board of Directors for election to the Board of Directors and as recommended by the Board with regard to other proposals to be presented at the Annual Meeting.

Voting Procedures

Votes cast by proxy at the Annual Meeting will be tabulated by an automatic system administered by ADP Investor Communication Services . Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Annual Meeting. Abstentions and broker non-votes (as described below) are each included in the determination of the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum and are tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and except with respect to the election of directors, will have the same effect as negative votes. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the tabulation of votes and will have no effect. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms have the authority to vote your non-voted shares on certain routine matters, such as the election of directors and the ratification of auditors.

If you hold shares in TeleTech’s Employee Stock Purchase Plan (“ESPP”) and you do not return a proxy card, Wachovia Securities, as third party administrator of the ESPP has the authority to vote your shares on certain routine matters, such as the election of directors and the ratification of auditors.

Cumulative voting is not permitted in the election of directors. Consequently, you are entitled to one vote for each share of TeleTech common stock held in your name for as many persons as there are directors to be elected, and for whose election you have the right to vote.

Costs of Proxy Solicitation

The Company will bear the costs of soliciting proxies from its stockholders. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or other means of communication. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

Admission to the Annual Meeting

If you plan to attend the Annual Meeting, please mark the appropriate box on the proxy card and return the proxy card promptly. If you are a stockholder of record and arrive at the Annual Meeting without an admission ticket, you will only be admitted once we verify your share ownership at the stockholders’ admission counter. If you are a beneficial owner, you will only be admitted upon presentation of evidence of your beneficial holdings, such as a bank or brokerage firm account statement.

Stockholder List

A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the Annual Meeting and at the Company’s Principal Office located at 9197 S. Peoria Street, Englewood, Colorado 80112 during normal business hours for a period of at least 10 days prior to the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The information presented below regarding beneficial ownership of TeleTech’s common stock is presented in accordance with the rules of the Securities and Exchange Commission (“SEC”). Under these rules, beneficial ownership of common stock includes any shares to which a person, directly or indirectly, has or shares voting power or investment power within sixty (60) days through the exercise of any stock option or other right.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of April 3, 2006, information with respect to each person who was known by TeleTech to be the beneficial owner of more than 5% of TeleTech’s common stock. We have calculated the percentage of beneficial ownership pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

	Number of Shares
Name and Address of Beneficial Owner	Beneficially Owned		Percent of Class

Kenneth D. Tuchman
9197 S. Peoria Street
Englewood, Colorado 80112	37,274,615	(1)	53.8%
Pequot Capital Management, Inc.
500 Myala Farm Road
Westport, Connecticut 06880	4,546,500	(2)	6.3%
Barclays Global Investors, NA
45 Fremont St.
San Francisco, CA 94105	3,551,025	(3)	4.9%

(1)	Includes (a) 36,835,449, shares subject to sole voting and investment power, which includes (i) 5,696,554 shares held by Mr. Tuchman, (ii) 19,992,000 shares held by a limited liability limited partnership controlled by Mr. Tuchman, (iii) 10,000,000 shares held by a revocable trust controlled by Mr. Tuchman; (iv) 306,895 shares held by a limited liability limited partnership in which Mr. Tuchman is the controlling general partner and (v) 840,000 shares subject to options exercisable within 60 days and (b) 439,166 shares subject to shared voting and investment power, which includes (i) 100,000 shares held by a limited liability partnership in which Mr. Tuchman and his spouse own direct or indirect controlling partnership interests, (ii) 300,000 shares held by the Tuchman Family Foundation, established to benefit entities that have been granted exempt status under Section 501(c)(3) of the Internal Revenue Code, (iii) 29,166 shares held by a trust for the benefit of Mr. Tuchman’s nieces and nephews, for which Mr. Tuchman’s spouse is the sole trustee and (iv) 10,000 shares held by Mr. Tuchman’s spouse. Mr. Tuchman disclaims beneficial ownership of all shares held by the Tuchman Family Foundation, the trust for the benefit of Mr. Tuchman’s nieces and nephews and his spouse.

(2)	Information obtained from a statement on Schedule 13G filed with the SEC on February 13, 2006.

(3)	Information obtained from a statement on Schedule 13G filed with the SEC on January 26, 2006

Security Ownership of Management

The following table sets forth information concerning shares of common stock beneficially owned by each director and named executive officer of TeleTech as of April 3, 2006 and by all directors and executive officers as a group.

	Total Number of	Shares Subject to
	Shares Beneficially	Options ***
Name	Owned **	(Included in Total)	Percent of Class

Kenneth D. Tuchman	37,274,615 (1)	840,000	53.8%
James E. Barlett	849,500 (2)	649,500	1.2%
William A. Linnenbringer	65,000	55,000	*
Ruth C. Lipper	95,000	70,000	*
Shrikant C. Mehta	85,000	25,000	*
Shirley Young	30,000	30,000	*
Kamalesh Dwivedi	-0-	-0-	*
Dennis J. Lacey	176,250	168,750	*
John Simon	80,500	80,500	*
All directors and executive officers as a group (9 persons)	38,655,865	1,918,750	55.8%

*	Less than 1%.

**	Includes shares subject to acquisition through exercise of stock options within 60 days of April 3, 2006.

***	Includes shares subject to acquisition through exercise of stock options that are exercisable within 60 days of April 3, 2006

(1)	Includes 439,166 shares subject to shared voting and investment power.

(2)	Includes 200,000 shares of restricted stock. Mr. Barlett was originally granted 250,000 shares of restricted stock for which restrictions on 100% of the shares have lapsed. Mr. Barlett surrendered 50,000 shares of restricted stock back to the Company to satisfy the tax obligation pursuant to the terms of the Company’s 1999 Amended and Restated TeleTech Holdings, Inc. Stock Option Plan.

PROPOSAL 1:

ELECTION OF DIRECTORS

At the Annual Meeting, six persons will be elected to the Board of Directors of the Company to hold office until the next Annual Meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Governance Committee and the Board of Directors have nominated each of the persons named below and it is the intention of the persons named as proxies in the enclosed proxy to vote FOR the election of all such nominees. Each of the nominees is currently serving as a director of the Company and has consented to being named in this Proxy Statement as a nominee and to continue to serve as a director if elected. Information concerning the six nominees proposed for election to the Board of Directors is set forth below.

In the event any of the nominees named below becomes unable or unwilling to serve as a director, shares represented by valid proxies will be voted FOR the election of such other person as the Board of Directors may nominate, or the number of directors that constitutes the full Board may be reduced to eliminate the vacancy.

Information Concerning the Nominees for Election as Directors

Kenneth D. Tuchman, 46, founded TeleTech’s predecessor company in 1982 and has served as the Chairman of the Board of Directors since TeleTech’s formation in 1994. Mr. Tuchman served as the Company’s President and Chief Executive Officer from the Company’s inception until October of 1999. In March 2001, Mr. Tuchman resumed the position of Chief Executive Officer. Mr. Tuchman is also a member of the State of Colorado Governor’s Commission on Science and Technology and a member of the Board of Directors of the Center for Learning and Leadership.

James E. Barlett, 62, has served as a director of TeleTech since February 2000 and Vice Chairman of TeleTech since October 2001. Before joining TeleTech as Vice Chairman, Mr. Barlett served as the President and Chief Executive Officer of Galileo International, Inc., a leading provider of travel information and transaction processing worldwide, from 1994 to 2001, was elected Chairman in 1997 and served until 2001. Prior to joining Galileo, Mr. Barlett served as Executive Vice President of Worldwide Operations and Systems for MasterCard International Corporation, where he was also a member of the MasterCard International Operations Committee. Previously, Mr. Barlett was Executive Vice President of Operations for NBD Bankcorp, Vice Chairman of Cirrus, Inc., and a partner with Touche Ross and Co., currently known as Deloitte & Touche. Mr. Barlett also serves on the Boards of Korn/Ferry International and Celanese Corporation.

William A. Linnenbringer, 57, was elected to the Board of Directors of TeleTech in February 2003. In his 32-year career with PricewaterhouseCoopers (PwC), Mr. Linnenbringer held numerous leadership positions, including Managing Partner for the U.S. Banking and Financial Services Industry Practice, Chairman of the Global Financial Services Industry Practice, and a member of the firm’s Policy Board and World Council of Partners. Mr. Linnenbringer retired as a partner of PwC in 2002.

Ruth C. Lipper, 55, was elected to the Board of Directors of TeleTech in May 2002. Ms. Lipper has spent more than 25 years working in various financial and philanthropic leadership roles. From 1987 to 2000, Ms. Lipper was Senior Vice President and Treasurer for Lipper Analytical Services, Inc. Founded in 1973, Lipper Analytical

Services was analyzing nearly 40,000 mutual funds through offices in the United States, London, and Hong Kong at the time of its sale to Reuters Group PLC in 1998. Ms. Lipper is currently a volunteer chairperson for the Lipper Family Foundation.

Shrikant Mehta, 62, was elected to the Board of Directors of TeleTech in June 2004. Mr. Mehta is President and CEO of Combine International, Inc., a wholesale manufacturer of fine jewelry since 1974. He also serves on the Board of Directors of Distinctive Devices, Inc., Caprius, Inc. and various private corporations.

Shirley Young, Shirley Young, 70, was elected to the Board of Directors of TeleTech in August 2002. Ms. Young is President of Shirley Young Associates, LLC, a business advisory company, and serves as senior adviser to General Motors-Asia Pacific. She is a member of the Board of Governors of The Nature Conservancy and governor and founding chairman of the Committee of 100, a national Chinese — American leadership organization. Previously, Ms Young served as corporate Vice President of General Motors responsible for China Strategic Development and Consumer Market Development in the U.S. and as Executive Vice President of Grey Advertising and President of Grey Strategic Marketing. She also served on the Board of Directors for Verizon, Bank of America, Harrahs, Dayton Hudson / Target and as Vice Chairman of the Nominating Committee of the New York Stock Exchange and currently serves on the Board of Directors of SalesForce.com.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” all of the nominees for election to the Board of Directors.

Information Regarding the Board of Directors and Committees Thereof

The Board of Directors held four (4) meetings during our 2005 fiscal year. All directors attended at least 75% of the total number of meetings held by the Board of Directors and by the committees of the Board of Directors on which they served. We do not have a formal policy on Board member attendance at our Annual Meetings although we encourage members of the Board to attend our Annual Meetings. Last year, three of our directors attended the Annual Meeting.

The Board of Directors determined that William Linnenbringer, Ruth Lipper, Shrikant Mehta and Shirley Young are independent under the NASDAQ listing standards. Beginning in 2003, we held regularly scheduled executive sessions at least four times each year, at which only our independent directors are present.

The Board of Directors has standing Audit, Compensation and Nominating and Governance Committees, which assist the Board in the discharge of its responsibilities. Members of each committee are elected by the Board and typically serve for one-year terms.

The Audit Committee is charged, among other things, with the responsibility of overseeing the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, the appointment of the independent public accountants of TeleTech, the scope and fees of the prospective annual audit and the results thereof, compliance with TeleTech’s accounting and financial policies and management’s procedures and policies relative to the adequacy of TeleTech’s internal accounting controls. The current members of the Audit Committee are William Linnenbringer (Chairman), Ruth Lipper and Shirley Young, each of whom is independent within the meaning of SEC regulations and the NASDAQ listing standards. George H. Heilmeier did not stand for reelection to our Board of Directors at the 2005 Annual Meeting of Stockholders, leaving us with one vacancy on our Audit Committee. In accordance with the NASDAQ listing standards, we filled such vacancy and have maintained an Audit Committee comprised of at least three independent Board members prior to the one year anniversary of such vacancy. Our Board of Directors determined that each of the members of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, our Board of Directors has determined that William Linnenbringer qualifies as an “audit committee financial expert” within the meaning of the regulations of the SEC. During 2005, the Audit Committee held four (4) regularly scheduled meetings and six (6) special meetings and took all other actions pursuant to unanimous written consent in lieu of meetings. The Audit Committee has a written charter adopted by our Board of Directors. No changes have been made to the written charter during the past year. The

Audit Committee reviews and assesses the adequacy of its charter on an annual basis. See “Report from the Audit Committee”.

The Compensation Committee reviews performance goals and determines or approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement); reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto); and administers the TeleTech Holdings, Inc. Amended and Restated 1999 Stock Option and Incentive Plan; the TeleTech Holdings, Inc. 1995 Stock Plan; the TeleTech Holdings, Inc. Employee Stock Purchase Plan and such other employee benefit plans as may be adopted by TeleTech from time to time. See “Report of the Compensation Committee on Executive Compensation.” The current members of the Compensation Committee are Shrikant Mehta (Chairman) and Ruth Lipper each of whom is an independent non-employee director of the Company within the meaning of SEC regulations and the NASDAQ listing standards. During 2005, the Compensation Committee held four (4) regularly scheduled meetings and zero (0) special meetings and took all other actions pursuant to unanimous written consents in lieu of meetings. The Compensation Committee operates under the Compensation Committee Charter adopted by our Board. No changes have been made to the written charter during the past year.

The Nominating and Governance Committee is charged, among other things, with identifying and recommending to the Board of Directors qualified candidates for election or appointment to the Board of Directors, overseeing matters of corporate governance, including the evaluation of Board performance and processes and assignment and rotation of Board Committee members. The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The current members of the Nominating and Governance Committee are Ruth Lipper (Chairman) and William Linnenbringer each of whom satisfy the independence requirements for nominating committee members pursuant to the NASDAQ listing standards. During 2005, the Nominating and Governance Committee held four (4) regularly scheduled meetings and zero (0) special meetings. The Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter adopted by our Board of Directors.

We have adopted a Code of Conduct applicable to all of our directors, officers (including its chief executive officers, chief financial officer, controller and any person performing similar functions) and employees which includes the prompt disclosure of any waiver of the Code for executive officers or directors approved by the Board of Directors. The Company has made the Code of Conduct available on its website at http://www.teletech.com and intends to disclose any waivers of, or amendments to, the Code on its website. Copies of the Audit Committee Charter, the Nominating and Governance Committee Charter, Compensation Committee Charter, Code of Conduct, and Corporate Governance Guidelines are available on the Company’s website at www.teletech.com under “Investors”, “Corporate Governance”. You may also obtain a copy of any of these documents without charge by writing to: TeleTech Holdings, Inc., at 9197 S. Peoria Street, Englewood, Colorado 80112, Attention: Corporate Secretary.

Communications with the Board

Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors c/o Corporate Secretary, TeleTech Holdings, Inc., 9197 S. Peoria Street, Englewood, Colorado 80112. All communications are compiled by the Corporate Secretary and forwarded to the Board or the individual director(s) accordingly.

Compensation of Directors

Directors who are also employees of the Company receive no remuneration for serving as directors or committee members. Non-Employee directors receive (i) an annual retainer of $40,000 paid quarterly, (ii) a meeting fee of $1,000 for each Board and Committee meeting attended and (iii) a meeting fee of $500 for each telephonic Board and Committee meeting attended. The Chairmen of the Compensation and Nominating & Governance Committees receive an additional fee of $5,000 per year and the Chairman of the Audit Committee receives an additional fee of $20,000 per year. Non-Employee directors also receive options pursuant to the TeleTech Holdings, Inc. Amended and Restated 1999 Stock Option and Incentive Plan. Each Non-Employee director who is first elected or appointed to the Board receives an option to purchase 10,000 shares of common stock. Each Non-Employee director also receives an option to purchase 15,000 shares of common stock on the day of each annual meeting of shareholders subsequent to his or her election or appointment to the Board, provided that he or she continues in office after the annual meeting. The exercise price for each option granted is 100% of the market value of the common stock on the date of grant as evidenced by the closing share price on the NASDAQ National Market. Options vest immediately upon date of grant and are exercisable into restricted stock for which restrictions shall lapse one year after the date of grant.

Nominations of Directors

In the event that vacancies on the Board arise, the Nominating and Governance Committee considers potential candidates for director, which may come to the attention of the Nominating and Governance Committee through current directors, professional executive search firms, shareholders or other persons. The Nominating and Governance Committee will consider candidates for the Board recommended by stockholders if the names and qualifications of such candidates are submitted in writing in accordance with the notice provisions for stockholder proposals set forth under the caption “General Information — Next Annual Meeting of Stockholders” in this Proxy Statement to the Corporate Secretary of TeleTech, 9197 S. Peoria Street, Englewood, Colorado 80112. The Nominating and Governance Committee considers properly submitted shareholder nominations for candidates for the Board of Directors in the same manner as it evaluates other nominees. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee and the materials provided by a shareholder to the Company for consideration of a nominee for director are forwarded to the Nominating and Governance Committee. All candidates are evaluated at meetings of the Nominating and Governance Committee. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve the appropriate balance of industry and business knowledge and experience in light of the function and needs of the Board of Directors. The Nominating and Governance Committee considers candidates with excellent decision-making ability, business experience, personal integrity and reputation. In addition, the Nominating and Governance Committee recognizes the benefit of a Board of Directors that reflects the diversity of the Company’s stockholders, employees and customers, and the locations in which it operates, and will seek qualified candidates for nomination and election to the Board of Directors in order to reflect such diversity. The Nominating and Governance Committee reviews, approves and oversees various corporate governance policies and recommends changes, if any, to the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and beneficial owners of more than 10% of the outstanding common stock (collectively, “insiders”) to file reports with the SEC disclosing their ownership of common stock and changes in such ownership. The rules of the SEC require insiders to provide the Company with copies of all Section 16(a) reports that the insiders file with the SEC. Based solely upon the Company’s review of copies of Section 16(a) reports received by it, and written representations that no such reports were required to be filed with the SEC, the Company believes that all of its insiders complied with all Section 16(a) filing requirements applicable to them during 2005.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to compensation earned by Kenneth D. Tuchman, the Company’s Chief Executive Officer and the next four most highly compensated executive officers who were serving as executive officers as of December 31, 2005 (collectively, the “named executive officers”).

Summary Compensation Table

									Long-Term
									Compensation
									Securities
	Annual Compensation							Restricted	Underlying	All Other
		Salary		Bonus		Other Annual		Stock	Options	Compensation
Name and Principal Position	Year	($)		($)		Compensation		Award(s)(3)	(#)	($)

Kenneth D. Tuchman	2005	339,230		500,000	(8)	20,329	(1)	-0-	800,000	—
Chairman & Chief	2004	289,615		-0-		45,487	(1)	-0-	-0-	—
Executive Officer	2003	250,000		-0-		52,608	(1)	-0-	-0-	—
James E. Barlett	2005	345,961		-0-		37,074	(1)	1,498,000	250,000	—
Vice Chairman	2004	289,615		-0-		42,154	(1)	-0-	-0-	—
	2003	240,384		-0-		76,233	(1)	-0-	-0-	—
Dennis J. Lacey	2005	295,384		300,000	(8)	10,703	(2)	-0-	-0-	—
Executive Vice	2004	311,538		300,000	(5)	5,658	(2)	-0-	75,000	—
President & Chief Financial Officer	2003	184,615	(4)	160,000	(6)	234,207	(7)	-0-	200,000
Kamalesh D Dwivedi	2005	246,153		250,000	(8)	39,700	(2)	-0-	-0-	—
Executive Vice	2004	259,615		300,000	(9)	90,591	(7)	-0-	75,000
President & Chief Information Officer	2003	91,346	(4)	30,000		16,534	(7)	-0-	200,000
John Simon	2005	243,269		250,000	(8)	5,112	(2)	-0-	70,000	—
Executive Vice	2004	259,615		200,000	(5)	7,403	(2)	-0-	50,000
President — Global Human Capital	2003	231,949		23,000		9,247	(2)	-0-	-0-

(1)	Includes auto allowance, imputed income from Deferred Compensation Plan, Executive Life Benefit and executive benefits paid by TeleTech.

(2)	Includes imputed income from Deferred Compensation Plan, and executive benefits paid by TeleTech.

(3)	The value of Mr. Barlett’s restricted stock for which restrictions lapsed on October 15, 2005 was $1,498,000. These shares were valued using the closing share price of $9.99 as reported on the Nasdaq National Market on the date restrictions lapsed. Mr. Barlett surrendered 50,000 shares of restricted stock back to the Company to satisfy the tax obligation pursuant to the terms of the Company’s 1999 Amended and Restated TeleTech Holdings, Inc. Stock Option Plan

(4)	Indicates partial year compensation.

(5)	Indicates bonus for 2004 paid in March 2005.

(6)	Includes contractually guaranteed bonus of $80,000 for 2003 paid in March 2004 and incentive sign on bonus of $80,000 upon commencement of employment.

(7)	Includes executive benefits paid by TeleTech and relocation costs paid or reimbursed by TeleTech and taxes associated with relocation.

(8)	Indicates bonus for 2005 paid in February 2006.

(9)	Indicates bonus for 2004 paid in February 2005 and guaranteed bonus of $75,000 payable after six months of employment.

Option Grants in 2005

The following table sets forth information with respect to options to purchase shares of the Company’s common stock that were granted in fiscal 2005 to the named executive officers.

Individual Grants
	Number of	% of Total
	Securities	Options			Potential Realizable Value
	Underlying	Granted to			at Assumed Annual Rates
	Options	Employees	Exercise or		of Stock Price Appreciation
	Granted	in Fiscal	Base Price	Expiration	for Option Term(2)
Name	(#)(1)	Year	($/Sh)	Date	5%($)	10%($)

Kenneth D. Tuchman	800,000	36.0%	$11.35	11/4/15	$5,710,363	$14,471,182
James E. Barlett	250,000	11.2%	$7.34	5/13/15	$1,154,022	$2,924,517
Kamalesh Dwivedi	—	—
Dennis Lacey	—	—
John Simon	70,000	3.1%	$10.58	10/25/15	$465,759	$1,180,326

(1)	These stock options become exercisable in 25% increments on the first, second, third, and fourth anniversaries of the date of grant and expire 10 years from the grant date.

(2)	The potential realizable value is calculated assuming that the fair market value on the date of grant, which equals the exercise price, appreciates at the indicated annual rate (set by the SEC), compounded annually, for the 10-year term of the option.

Aggregated Option Exercises in 2005 and Fiscal Year-End Option Values

The following table sets forth information with respect to options exercised during 2005, and the aggregate number and value of shares underlying unexercised options held as of December 31, 2005, by each of the named executive officers.

			Number of Shares
			Underlying Unexercised		Value of Unexercised
	Shares	Value	Options as of		In-the-Money Options as of
	Acquired on	Realized	December 31, 2005 (#)		December 31, 2005 ($)(1)
Name	Exercise (#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Kenneth D. Tuchman	—	—	840,000	800,000	$2,221,800	$560,000
James E. Barlett	—	—	562,000	275,000	$1,951,230	$1,183,000
Kamalesh Dwivedi	113,750	332,635	-0-	42,500	—	$993,707
Dennis J. Lacey	—	—	118,750	156,250	$838,250	$968,570
John Simon	—	—	71,750	124,250	$124,125	$283,475

(1)	The value of each option is based on $12.05, the last reported sales price of the common stock as reported on the Nasdaq National Stock Market on December 31, 2005, less the exercise price payable for such shares.

Equity Compensation Plan Information

The following table sets out, as of December 31, 2005, the number of shares of TeleTech common stock to be issued upon exercise of outstanding options, warrants and rights, the weighted average exercise price of outstanding options, warrants and rights, and the number of securities available for future issuance under equity compensation plans.

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column(a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	8,652,748	$10.24	5,754,228
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	8,652,748	$10.24	5,754,228

Employment Agreements

Agreement with Kenneth D. Tuchman.  The Company entered into an employment agreement with Kenneth D. Tuchman, the Company’s Chief Executive Officer effective October 1, 2001. Pursuant to his agreement, Mr. Tuchman is entitled to receive an annual base salary of $250,000. During the term, Mr. Tuchman’s base salary may be increased or decreased in a non-material way at the sole discretion of the Board of Directors. In September 2004, the Board of Directors voted to increase Mr. Tuchman’s salary to $350,000. In October 2001, Mr. Tuchman was also granted an option to purchase 420,000 shares of common stock at $6.98 per share. The option vested as to 50% on October 1, 2001 and as to 100% on December 31, 2001. In February 2002, Mr. Tuchman was granted an option to purchase 420,000 shares of common stock at $11.83 per share. The option vested as to 100% on February 25, 2003. In November 2005, Mr. Tuchman was granted an option to purchase 800,000 shares of common stock at $11.35 per share. Pursuant to his agreement, Mr. Tuchman will be entitled to participate in all other employee benefit plans, in each case, on terms and conditions no less favorable than the terms and conditions generally applicable to Mr. Tuchman’s peers.

If, during the term, the Company terminates Mr. Tuchman’s employment other than for cause, death or disability or if Mr. Tuchman resigns the Company will pay to Mr. Tuchman as severance a sum equal to twenty-four (24) months of Mr. Tuchman’s then current base salary payable in twenty four equal installments and will cause to vest all of Mr. Tuchman’s unvested stock options that would have vested during the twelve months following termination.

If any payments or benefits that Mr. Tuchman receives are determined to be a “parachute payment” within the meaning of Section 280G(b)(2) of the Internal Revenue Code, his employment agreement provides for an additional payment to him to restore him to the after-tax position that he would have been in, if the tax had not been imposed.

During Mr. Tuchman’s employment and for a period of three years thereafter, Mr. Tuchman will be subject to non-competition and non-solicitation of employees provisions. During the term and thereafter, Mr. Tuchman has agreed not to disclose confidential information or to disparage the Company or its affiliates.

Agreement with James E. Barlett.  In October 2001, the Company entered into an employment agreement with James Barlett, a director of the Company, to serve as Vice Chairman of the Company. As compensation for his services as Vice Chairman of the Company, Mr. Barlett receives an annual salary of $250,000 per year. In September 2004, the Board of Directors voted to increase Mr. Barlett’s annual salary to $350,000. In October 2001, Mr. Barlett was also granted an option to purchase 400,000 shares of common stock at $7.84 per share. The option vests over a period of 4 years. Mr. Barlett also received a grant of 200,000 shares of restricted common stock for which restrictions lapsed as to 50% on October  15, 2003 and lapsed with respect to 100% on October 15, 2005 and a grant of 50,000 shares of restricted common stock for which restrictions lapsed as to 100% on October 15, 2005. In May 2005, Mr. Barlett received an option to purchase 250,000 shares of common stock at $7.34 per share. Both grants of restricted stock contain provisions which provide for the immediate lapse of all restrictions upon a change of control.

Agreement with Dennis J. Lacey.  The Company entered into an employment agreement with Dennis J. Lacey, Chief Financial Officer effective May 5, 2003 whereby Mr. Lacey is entitled to receive a base salary of $300,000 with an annual bonus targeted at 100% of his base salary.

Agreement with Kamalesh Dwivedi.  The Company entered into a letter agreement with Kamalesh Dwivedi, Chief Information Officer effective July 7, 2003 whereby Mr. Dwivedi is entitled to receive (i) a base salary of $250,000, (ii) a guaranteed minimum bonus of $75,000 paid six months after start date; (iii) a signing bonus of $30,000 and an annual bonus targeted at 60% of his base salary.

Executive Change of Control and Termination Arrangements

The Company’s standard option agreement for employees who are employed at the vice president level or higher contains a provision whereby the vesting of such stock options (which typically have a 4 or 5 year vesting period) would accelerate by a period of 2 years immediately upon the occurrence of a change of control.

Certain Relationships and Related Party Transactions

The Company has entered into agreements pursuant to which Avion, LLC (“Avion”) and AirMax, LLC (“AirMax”) provide certain aviation flight services to and as requested by the Company. Such services include the use of an aircraft and flight crew. Kenneth D. Tuchman, Chief Executive Officer and Chairman of the Board of the Company, has a direct beneficial ownership interest equal to 100% in Avion. During 2005, the Company paid an aggregate of $884,715 to Avion for services provided to the Company. Mr. Tuchman also purchases services from AirMax from time to time and provides short-term loans to AirMax. During 2005, the Company paid to AirMax an aggregate of $1,134,752 for services provided to the Company. The Audit Committee of the Board of Directors reviewed these transactions quarterly and determined that the fees charged by Avion and Airmax are at fair market value.

During 2005, the Company utilized the services of Salesforce.com (“SFC”). Shirley Young, a director of the Company, is also a director of SFC. During 2005, the Company paid approximately $539,684 to SFC. Ms. Young’s only remuneration from SFC consists of board fees for services as a director of SFC.

TeleTech believes that all transactions disclosed above have been, and TeleTech’s Board of Directors intends that any future transactions with its officers, directors, affiliates or principal stockholders will be, on terms that are no less favorable to TeleTech than those that are obtainable in arm’s length transactions with unaffiliated third parties.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions.

Shrikant Mehta and Ruth Lipper served on the Compensation Committee of the Board of Directors. There were no Compensation Committee interlocks during 2005.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 (“Securities Act”) or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the reports of the Audit and Compensation Committees presented below and the performance graph following the reports shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to liabilities of Section 18 of the Exchange Act except to the extent that TeleTech specifically incorporates any of them into a document filed under the Securities Act or Exchange Act.

REPORT OF THE COMPENSATION

COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approves and oversees the Company’s compensation policy, approves salaries and annual bonuses for executive officers of the Company, including the named executive officers, and administers the Company’s stock option plans and stock purchase plan. In fulfilling its responsibilities, the Compensation Committee receives significant input from the Company’s Chief Executive Officer and other members of senior management. The Compensation Committee is composed of independent non-employee directors.

Compensation Policy

Components of Compensation.  The Company’s compensation policy for executive management is designed to recruit, motivate and retain highly qualified individuals by (i) rewarding individual achievement, (ii) enabling individuals to share in the risks and rewards of the Company’s overall performance and (iii) paying compensation that is competitive with industry compensation levels. The key components of the Company’s current compensation policy, which is designed to balance short-term and long-term considerations, are competitive salaries, annual cash performance bonuses and long-term equity incentives. In February 2004, the Compensation Committee approved a Management Incentive Plan (“MIP”) based on company profitability to determine the specific amount of bonus compensation payable to any member of management. The Compensation Committee also determined that all members of management should undergo an annual performance review.

2005 Compensation

Annual Salaries.  The Chief Executive Officer of the Company has authority to hire all members of executive management of the Company, subject to the Compensation Committee’s approval of the compensation to be paid to such executives. Subject to the approval of the Compensation Committee, the Chief Executive Officer also determines the compensation payable to persons offered executive level employment with the Company and annual salary increases for members of the Company’s executive management. The Board, at the recommendation of the Compensation Committee, determines adjustments to the Chief Executive Officer’s compensation and evaluates the performance of the Chief Executive Officer. In determining and approving the amount of compensation for executive management, the Chief Executive Officer and the Compensation Committee consider factors such as the executive’s contribution to the Company’s overall operating effectiveness, strategic success and profitability; the executive’s role in developing and maintaining key client relationships; the level of responsibility, scope and complexity of such executive’s position relative to other executive management; and the executive’s leadership growth and management development over the past year. The salaries of the Company’s named executive officers, which are listed in the Summary Compensation Table located elsewhere in this proxy statement, are governed primarily by written agreements or the terms contained in offers of employment with the Company.

Performance Bonuses.  In February 2005, the Compensation Committee pursuant to the Company’s MIP conducted annual performance reviews of all executive management. Pursuant to the MIP, cash performance bonuses for executives are determined and approved annually by the Compensation Committee based on specific metrics relative to the Company’s overall performance including revenue growth, operating margin, capital expenditure, earnings per share and cash flow.

Long-Term Incentives.  Stock-based compensation is also an important element of the Company’s compensation policy. Stock options are generally offered to induce an executive to accept employment with the Company. The Compensation Committee believes that stock options, which vest over time and are subject to forfeiture, align the interests of executive management with the interests of the Company’s stockholders. The Compensation Committee also believes that substantial equity ownership by individuals in leadership positions within the Company ensure that such individuals will remain focused on building stockholder value. An executive officer level committee, consisting of the Company’s Chief Executive Officer, the Company’s Chief Financial Officer and the Executive Vice President of Global Human Capital, has the authority to administer the Company’s stock option plans with respect to option grants of not more than 100,000 options to employees who are not executive officers. Any stock option grants in excess of 100,000 options or to an executive officer must be approved by the Compensation Committee.

In December 2004, the Board of Directors approved a long term incentive plan (LTIP) under which executive management and other key leaders in the Company are eligible. Under the LTIP, participants are eligible to earn an incentive award upon completion of the 2007 fiscal year conditional upon the Company meeting certain revenue and EBIT targets approved by the Board of Directors.

Compensation of the Chief Executive Officer.  Pursuant to Mr. Tuchman’s employment agreement as described above, Mr. Tuchman was not entitled to receive an annual bonus. Mr. Tuchman is paid a base salary of $250,000. In September 2004, the Board of Directors voted to increase Mr. Tuchman’s salary to $350,000. Mr. Tuchman also received a cash bonus for 2005 of $500,000 that was paid out in February 2006. Based upon its review of proxy statements filed by similarly situated companies, the Compensation Committee believes this compensation is in line with the compensation paid to similarly situated Chief Executive Officers. The Board reviews Mr. Tuchman’s performance once annually.

Limitations on the Deductibility of Compensation.  Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to the five most highly compensated executive officers. Performance-based compensation that has been disclosed to and approved by stockholders, by a majority of the vote in a separate stockholder vote before the payment of such compensation, is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes such goals consists only of “outside directors” as defined for purposes of Section 162(m). Each of the members of the Compensation Committee qualify as “outside directors.” The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to executive officers of the Company.

SUBMITTED BY THE COMPENSATION
COMMITTEE OF THE BOARD OF DIRECTORS

Shrikant Mehta, Chairman
Ruth Lipper

REPORT FROM THE AUDIT COMMITTEE

Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards.

We perform the following functions:

•	provide an open avenue of communication among the Company’s independent auditor, the Company’s Vice President of Internal Audit and the Board of Directors.

•	oversee the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements.

•	confirm and assure the independence of the Company’s independent auditors.

•	review and approve the provision by the independent auditors all permissible non-audit services.

•	oversee the function, adequacy and progress of the Company’s internal audit department.

•	conduct or authorize investigations into any matters within the committee’s scope of responsibility.

•	review and approve the establishment and compliance with the Company’s Code of Conduct.

•	review and approve all related-party transactions.

We meet with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Company’s independent auditors and with appropriate Company financial personnel, including the Company’s Vice President of Internal Audit.

We are also directly responsible for the appointment, compensation and oversight of the work of the independent auditors and review periodically their performance and independence from management.

The Directors who serve on the committee are all “Independent” for purposes of the NASD standards. That is, the Board of Directors has determined that none of us has a relationship with TeleTech that may interfere with our independence from TeleTech and its management.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with us any issues they believe should be raised with us.

This year, we reviewed the Company’s financial statements and met with both management and Ernst & Young, LLP, the Company’s independent auditors, to discuss those financials statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

We have received from and discussed with Ernst & Young, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with Ernst & Young, LLP such firm’s independence from the Company. We also discussed with Ernst & Young, LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

Based on these reviews and discussions, we recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

William A. Linnenbringer, Chairman
Shirley Young
Ruth Lipper

INDEPENDENT AUDIT FEES FOR 2005

For the year ended December 31, 2004 and December 31, 2005, we were billed by Ernst & Young, LLP aggregate fees as discussed below.

•	Audit Fees. Fees for audit services totaled approximately $1,778,602 in 2005 and approximately $1,865,000 in 2004, including fees associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q and statutory audits required internationally. In 2004 and 2005, Audit fees above included fees from work related to the attestation of management’s report on the effectiveness of internal control over financial reporting according to the requirements of Section 404 of the Sarbanes Oxley Act of 2002.

•	Audit-Related Fees: Fees for audit-related services totaled approximately $303,239 in 2005 and approximately $203,000 in 2004. Audit-related services principally included due diligence in connection with proposed acquisitions, accounting consultations, benefit plan audits and services related to the Company’s preparation to meet the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

•	Tax Fees: Fees for tax services, including tax compliance, tax advice and tax planning (including expatriate tax services), totaled approximately $130,485 in 2005 and approximately $194,000 in 2004.

•	All Other Fees. Fees for all other services not included above totaled $0 in 2005 and $0 in 2004, principally including support and advisory services related to the Company’s real estate and risk management advisory services.

The Audit Committee has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence and determined that it is compatible. One hundred percent of the services provided by Ernst & Young, LLP were approved by the Audit Committee pursuant to its Policy on Pre-Approval of Audit and Permissible Non-Audit Services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with the Audit Committee’s charter, the Audit Committee has established a policy to pre-approve audit and permissible non-audit services provided by the independent auditor as follows:

Any and all services to be provided by TeleTech’s external audit firm must be approved by the Audit Committee of TeleTech’s Board of Directors. Any director, officer or employee of the company proposing to engage the services of TeleTech’s external audit firm for any reason (regardless of scope of the project or associated costs) must submit a request for approval, in writing, to TeleTech’s Corporate Controller. The Corporate Controller will review the request and, if necessary, obtain additional information from the requestor.

If the proposed services fall into one of the specified prohibited services categories as set forth in the Sarbanes-Oxley Act of 2002, the Corporate Controller will deny the request.

Both the Corporate Controller and the Assistant General Counsel should review requests that are not clearly determined to fall into the prohibited services category. Requests that are approved by the Corporate Controller and Assistant General Counsel will then be forwarded to the Corporate Chief Financial Officer for further review.

Requests that are approved by the Corporate Chief Financial Officer will be forwarded to the Audit Committee Chairperson (projects with a total expected cost of less than or equal to $100,000) or to the Audit Committee (projects with a total expected cost of more than $100,000) by the Assistant General Counsel. The Chairperson reports all pre-approvals to the full Audit Committee at each regularly scheduled meeting and all such pre-approvals are ratified by the full Audit Committee.

The Corporate Controller will be responsible for tracking the status of all requests and for reporting the final disposition to the requestor and to the Assistant General Counsel. The Assistant General Counsel will be responsible for maintaining documentation supporting the disposition of all requests. No contracts or engagement letters may be signed and no work may commence until the requisite written approval has been received.

The graph below compares the cumulative total stockholder return on the Company’s common stock from close of market on December 31, 2000 through 2005 with the cumulative total return of the Nasdaq National Stock Market (U.S.) Index; the Russell 2000 Index; and a customized peer group (the “Peer Group”). The performance graph shows the return of $100 invested in the Company’s common stock, the Nasdaq National Stock Market (U.S.) Index, the Russell 2000 Index, and the Peer Group at closing prices on December 31, 2000. The Peer Group is composed of APAC Customer Services, Convergys Corporation, SITEL Corporation, Sykes Enterprises Incorporated, West Corporation and Electronic Data Systems. Stock price performance shown on the graph below is not necessarily indicative of future price performance.

PERFORMANCE GRAPH

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG TELETECH HOLDINGS, INC.,
THE NASDAQ NATIONAL STOCK MARKET (U.S.) INDEX,
THE RUSSELL 2000 INDEX AND A PEER GROUP

*	$100 invested on 12/31/00 in stock or index or index-including reinvestment of dividends. Fiscal year ending December 31.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

In accordance with its charter, the Audit Committee has selected the accounting firm of Ernst & Young, LLP, independent public accountants, to serve as the Company’s auditors for the year 2006 and recommends to the stockholders that they ratify that appointment. Ernst & Young, LLP has acted as the Company’s independent auditors for the fiscal years ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002. Representatives of Ernst & Young, LLP are expected to be present at the stockholders meeting and will have an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

Recommendation of the Board of Directors

The Board of Directors and the Audit Committee recommends that you vote “FOR” Proposal 2.

GENERAL INFORMATION

Next Annual Meeting of Stockholders

Notice of any stockholder proposal that is intended to be included in the Company’s proxy statement and form of proxy for its next Annual Meeting of stockholders must be received by the Corporate Secretary of the Company no later than December 15, 2006. Such notice must be in writing and must comply with the other provisions of Rule 14a-8 under the Exchange Act. In addition, the persons named in the proxy for the next Annual Meeting will have discretionary authority to vote with respect to any matter that is brought by any stockholder during the meeting, not described in the proxy statement for such meeting, unless the Company received written notice, on or before February  28, 2007, that such matters would be raised at the meeting. Any notices regarding stockholder proposals must be received by the Company at its principal executive offices at 9197 S. Peoria Street, Englewood, Colorado 80112, Attention: Corporate Secretary.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

In accordance with a notice sent to certain street name stockholders of common stock who share a single address, only one copy of this proxy statement and the Company’s 2005 Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this proxy statement or the Company’s 2005 Annual Report, he or she may contact the company at TeleTech Holdings, Inc., 9197 S. Peoria Street, Englewood, Colorado 80112, Attention: Corporate Secretary, or by calling 303-397-8100. Any such stockholder may also contact the Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of the Company’s annual report and proxy statement, you may request householding in the future by contacting the Corporate Secretary.

OTHER BUSINESS

We know of no other matter to be acted upon at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card as proxies for the holders of TeleTech’s common stock will vote thereon in accordance with their best judgment.

Annual Report on Form 10-K

The Company’s 2005 Annual Report is being mailed to the stockholders together with this proxy statement; however, the report is not part of the proxy solicitation materials. Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 may be obtained without charge upon request made to TeleTech Holdings, Inc., 9197 S. Peoria Street, Englewood, Colorado 80112, Attention: Investor Relations.

By Order of the Board of Directors,

Christy T. O’Connor
Vice President, Assistant General Counsel and Secretary

Englewood, Colorado

9197 SOUTH PEORIA STREET ENGLEWOOD, CO 80112
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 12:00 A.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by TeleTech Holdings, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 12:00 A.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to TeleTech Holdings, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	TELTH1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TELETECH HOLDINGS, INC.
The Board of Directors recommends a vote FOR all Board of Directors nominees and FOR Proposal 2.

1.	Election of Directors: NOMINEES: 01) KENNETH D. TUCHMAN, 02) JAMES E. BARLETT, 03) WILLIAM A. LINNENBRINGER, 04) RUTH C. LIPPER, 05) SHRIKANT MEHTA, 06) SHIRLEY YOUNG.	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee’s name on the line below.

Vote on Proposals		For	Against	Abstain

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor.	☐	☐	☐

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, the proxy will be voted “FOR” all of the Board of Directors nominees and “FOR” Proposal 2.

     Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐
	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET
ANNUAL MEETING OF STOCKHOLDERS OF
TELETECH HOLDINGS, INC.
May 25, 2006
10:00 a.m. MDT
TeleTech’s Headquarters
9197 South Peoria Street
Englewood, CO 80112
1-800-TELETECH
Please date, sign and mail your proxy card in the enclosed envelope as soon as possible.
ê Please detach and mail in the envelope provided. ê

PROXY		PROXY

This Proxy is Solicited on Behalf of The Board of Directors of

TELETECH HOLDINGS, INC.
     The undersigned, having received Notice of Annual Meeting and Proxy Statement, hereby appoints KENNETH D. TUCHMAN and CHRISTY T. O’CONNOR, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of TELETECH HOLDINGS, INC. owned of record by the undersigned at the 2006 Annual Meeting of Stockholders to be held at TeleTech’s headquarters located at 9197 South Peoria Street, Englewood, CO 80112 on May 25, 2006 at 10:00 a.m. local time, and any adjournments or postponements thereof, in accordance with the directions marked on the reverse side hereof. The proxies, or each of them, in their or his or her sole discretion, are authorized to vote for the election of a person nominated to the Board of Directors if any nominee named herein becomes unable to serve or if for any reason whatsoever, another nominee is required, and the proxies, or each of them, in their or his or her sole discretion are further authorized to vote on other matters which may properly come before the 2006 Annual Meeting and any adjournments or postponements thereof.
You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote these shares unless you sign and return this card.

Address Changes/Comments:

(If you noted Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be signed on the reverse side)